Annual Stockholder Meeting | February 8, 2016

Andrew “Skip” Hove, Jr. Chairman of the Board Great Western Bancorp, Inc. 2

Board of Directors Ken Karels President & CEO Dan Rykhus CEO, Raven Industries Jim Brannen CEO, FBL Financial Group Steve Lacy CEO, Meredith Corp. Jim Spies President, Spies Corp. Frances Grieb Retired Partner, Deloitte LLP Tom Henning CEO, Assurity Group, Inc. 3

Rich Rauchenberger Outgoing Director, Resigned 1/31/2016 Thank You 4

Business Matters Donald Straka General Counsel • Proposal #1 – Election of the two nominees for Director named in the Proxy Statement to hold office until the 2019 Annual Meeting of Stockholders. The nominees are: • James Spies, President of Spies Corporation; and • Ken Karels, President and CEO, Great Western Bancorp, Inc. and Great Western Bank. • Proposal #2 – Ratification of the appointment of Ernst & Young LLP to serve as the independent registered public accounting firm for fiscal year 2016. • Other Business. 5

Registered Public Accountants 6

Custodian 7

Ken Karels President & CEO Great Western Bancorp, Inc. Financial Highlights & Performance 8

GWB Management Ken Karels President & CEO Peter Chapman EVP & CFO Steve Ulenberg EVP & CRO Allen Shafer EVP Support Services Doug Bass Regional President Bryan Kindopp Regional President Cheryl Olson Head of Marketing / L&D Andy Pederson Head of People & Culture 9

Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements about our proposed acquisition of HF Financial Corp. and certain anticipated benefits of the merger and our expected timeline for completing the transaction. Statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the sections titled “Item 1A. Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in our Annual Report on Form 10-K for the fiscal year ended September 30, 2015, including the Risk Factor related to risks associated with completed and potential acquisitions, all of which apply to our pending acquisition of HF Financial Corp. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Disclosures 10

About GWB 11 Company Snapshot Stock Performance Strong Earnings Results Market Presence • Business bank with unique agribusiness expertise • 7th largest farm lender bank in the U.S. as of September 30, 2015 (1) • 158 banking branches across 7 states (2) • Announced a transaction to acquire HF Financial Corp. and its bank, Home Federal Bank, on Nov. 30, 2015: • Expected close in calendar 2Q 2016 and pro- forma entity projected to have $11.3 billion total assets and locations in 9 states Stock Performance 12/31/14 – 12/31/15: • Price Range: $19.76 – 31.13 • Avg. Close: $24.77 • 12-month Price Increase: 27.3% (1) Source: American Bankers Association. (2) As of December 31, 2015. GWB closed three branches in January 2016. (3) Efficiency ratio is a non-GAAP measure. See Earnings Release for reconciliations. (3) Great Western Bank Branches Home Federal Bank Branches

Proven Business Strategy 12 Focused Business Banking Franchise with Agribusiness Expertise Risk Management Driving Strong Credit Quality Attract and Retain High-Quality Relationship Bankers Invest in Organic Growth While Optimizing Footprint Deepen Customer Relationships Strong Profitability and Growth Driven by a Highly Efficient Operating Model Strong Capital Generation and Attractive Dividend Explore Accretive Strategic Acquisition Opportunities

FY15 Financial Highlights Highlights Net Income & ROAA Demonstrated Efficient Delivery Balance Sheet Growth ($MM) • Net income of $109.1 million or $1.90 per share • Strong loan (7.9%) and deposit (4.7%) growth aligned with strategy; net charge-offs stable at 0.13% of avg. loans • Efficiency ratio declined from 50.4% in FY14 to 48.0% in FY15 • Attractive ROAA of 1.12% and ROTCE of 15.4% • Completed NAB divestiture, sub debt issuance and share repurchase 13 +7.9% Loans +4.7% Deposits

First Quarter FY16 Results 14 Highlights Net Income & ROAA Balance Sheet Growth ($MM) Provision for Loan Losses ($MM) • Net income of $30.5 million or $0.55 per share compared to $26.7 million or $0.46 per share for 1QFY15 • $0.14/share dividend declared January 27 payable February 23 to owners of record as of the close of business February 11 • ROAA of 1.23% and ROATCE of 16.2% (annualized) • 45.1% efficiency ratio • Strong loan and deposit growth consistent with strategy +2.8% Loans +3.7% Deposits High 2Q Provision; Low 4Q Provision

Corporate Responsibility • Core part of mission and culture is to give back to the communities we serve • Developing creative and meaningful relationships in Education, Financial Literacy, Community Development, Healthcare and more • $1.6 million in sponsorships and donations in FY15 • 1,050+ hours of community service 15

Voting Results [To be updated.] 16

Important Additional Information and Where to Find It: In connection with the Agreement and Plan of Merger by and between Great Western and HF Financial, Great Western will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will contain a proxy statement of HF Financial and a prospectus of Great Western, as well as other relevant documents concerning the proposed transaction. STOCKHOLDERS OF HF FINANCIAL ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GREAT WESTERN, HF FINANCIAL AND THE PROPOSED TRANSACTION. The Registration Statement, including the proxy statement/prospectus, and other relevant materials (when they become available), and any other documents filed by Great Western and HF Financial with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. Documents filed by Great Western with the SEC, including the Registration Statement, may also be obtained free of charge from Great Western’s website (www.greatwesternbank.com) under the “Investor Relations” heading and the “SEC Filings” sub-heading, or by directing a request to Great Western’s Investor Relations contact, David Hinderaker at david.hinderaker@greatwesternbank.com. Documents filed by HF Financial with the SEC may also be obtained free of charge from HF Financial's website (www.homefederal.com) under the “Investor Relations” heading and the “SEC Filings” sub-heading, or by directing a request to HF Financial's Investor Relations contact, Pamela F. Russo at prusso@homefederal.com. Great Western, HF Financial, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of HF Financial, in connection with the proposed merger transaction. Information about the directors and executive officers of Great Western is available in Great Western’s definitive proxy statement for its 2016 annual meeting of stockholders as filed with the SEC on January 4, 2016, and other documents subsequently filed by Great Western with the SEC. Information about the directors and executive officers of HF Financial, is available in HF Financial’s definitive proxy statement, for its 2015 annual meeting of stockholders as previously filed with the SEC on October 16, 2015. Other information regarding the participants and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Registration Statement and including the proxy statement/prospectus, and other relevant documents regarding the transaction filed with the SEC when they become available. Explanatory Note: In this presentation, all financial information presented refers to the financial results of Great Western Bancorp, Inc. combined with those of its predecessor, Great Western Bancorporation, Inc. Disclosures 17

No Offer or Solicitation: This communication is not a solicitation of a proxy from any stockholder of HF Financial and is not a substitute for the proxy statement/prospectus that will be sent to the stockholders of HF Financial in connection with the proposed merger. This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, any securities in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of any applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933. Non-GAAP Financial Measures: This presentation contains non-GAAP measures which our management relies on in making financial and operational decisions about our business and which exclude certain items that we do not consider reflective of our business performance. We believe that the presentation of these measures provides investors with greater transparency and supplemental data relating to our financial condition and results of operations. These non-GAAP measures should be considered in context with our GAAP results. Reconciliations of these non- GAAP measures appear in our earnings releases dated October 29, 2015 and January 27, 2016. Explanatory Note: In this presentation, all financial information presented refers to the financial results of Great Western Bancorp, Inc. combined with those of its predecessor, Great Western Bancorporation, Inc. Disclosures 18

THANK YOU 19